UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2009

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices) (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Anticipated Change in Chief Executive Officer

          As previously announced, on May 22, 2009 Select Comfort Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Sterling SC Investor, LLC, a Delaware limited liability company (“Sterling”) and an affiliate of Sterling Capital Partners III, L.P. (“Sterling Partners”), that provides for the sale of 50,000,000 shares of the Company’s common stock to Sterling at a purchase price of $0.70 per share for gross proceeds of $35.0 million (the “Sterling Transaction”).

          Sterling’s designees to the Company’s Board of Directors have informed us that they intend to seek the appointment of Patrick A. Hopf as Chief Executive Officer of the Company, replacing William R. McLaughlin, following the closing of the Sterling Transaction. This proposed action was discussed with the Company’s directors who will be continuing as directors after the Sterling Transaction. The appointment of Mr. Hopf as Chief Executive Officer will require the approval of the Company’s Board of Directors, and the Sterling designees intend to pursue that approval after the closing of the Sterling Transaction.

          Mr. Hopf previously served as a member of the Company’s Board of Directors from December 1991 to May 2006, and served as Chairman of the Company’s Board of Directors from August 1993 to April 1996 and again from April 1999 to May 2004. Mr. Hopf also served as the Company’s interim chief executive officer from July 1999 to March 2000.

PowerPoint Presentation

          Furnished as Exhibit 99.1 to this report is a PowerPoint presentation that representatives of the Company plan to use for discussions with certain of the Company’s large institutional shareholders in informational meetings regarding the Company and the Sterling Transaction.

          Any information contained in the PowerPoint presentation should be read in the context of and with due regard to the more detailed information provided in other documents the Company files with or furnishes to the Securities and Exchange Commission, including, but not limited to, the Company’s proxy statement and other documents regarding the Sterling Transaction, Annual Report on Form 10-K for the year ended January 3, 2009, and Quarterly Report on Form 10-Q for the quarter ended April 4, 2009.

Forward-Looking Statements

          This Current Report on Form 8-K contains certain forward-looking statements about Select Comfort within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the securities purchase agreement; (2) the outcome of any legal proceedings that may be instituted against Select Comfort and others following announcement of the proposed transaction; (3) the failure to obtain approval of Select Comfort’s shareholders as required to consummate the proposed transaction; (4) the inability to complete the proposed transaction due to the failure to satisfy any of the conditions to closing of the proposed transaction; (5) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; and (6) other risks, including, among others, the impact of the Company’s defaults under its credit agreements; costs and uncertainties related to the outcome of pending litigation; the Company’s ability to sustain increased sales, improve operations and realize cost savings; competitive and general economic conditions; and the risks described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2009 under the caption “Risk Factors.” These risks and uncertainties are not exclusive and further information concerning Select Comfort’s business, including factors that potentially could materially affect Select Comfort’s financial results or condition, may emerge from time to time, including factors that Select Comfort may consider immaterial or does not anticipate at this time.

          When relying on forward-looking statements to make decisions with respect to Select Comfort, investors and others are cautioned to consider these and other risks and uncertainties. Select Comfort can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. Select Comfort undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or for any other reason.

Important Additional Information for Investors and Shareholders

          This communication is being made in respect of the proposed equity investment transaction involving Select Comfort and Sterling Partners. In connection with the proposed transaction, Select Comfort has filed a preliminary proxy statement with the SEC and Select Comfort plans to file with the SEC a definitive proxy statement and other documents regarding the proposed transaction. The final proxy statement will be mailed to the shareholders of Select Comfort. INVESTORS AND SECURITY HOLDERS OF SELECT COMFORT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SELECT COMFORT AND THE PROPOSED TRANSACTION.

          Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by Select Comfort at the SEC’s website at www.sec.gov. Free copies of the proxy statement (when available) and other documents filed with the SEC can also be obtained by directing a request to Select Comfort Corporation, 9800 59th Avenue North, Plymouth, Minnesota 55442, Attention: Investor Relations, telephone: (763) 551-7000. In addition, investors and security holders may access copies of the documents filed with the SEC by Select Comfort on Select Comfort’s website at www.selectcomfort.com.

          Select Comfort and its directors, executive officers, certain members of management and employees may be soliciting proxies from the shareholders of Select Comfort in respect of the proposed transaction. If and to the extent that any of the Select Comfort participants will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement relating to the transaction. Investors and shareholders can obtain more detailed information regarding the direct and indirect interests of Select Comfort directors and executive officers in the proposed transaction by reading the definitive proxy statement when it becomes available.

          The information in this report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Select Comfort Corporation Shareholder PowerPoint Presentation.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: June 25, 2009	By:	/s/ Mark A. Kimball
	Title:	Senior Vice President

EXHIBIT INDEX

          The exhibit listed in this index is being furnished pursuant to Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.	Description

99.1	Select Comfort Corporation Shareholder PowerPoint Presentation.